ALLIANCE QUASAR FUND, INC.

ANNUAL REPORT
SEPTEMBER 30, 1995



LETTER TO SHAREHOLDERS                               ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

November 2, 1995

Dear Shareholder:

We are pleased to report on equity market activity and on the investment results for Alliance Quasar Fund's fiscal year ended September 30, 1995. The following table compares the Fund's total returns over the twelve and six months with that of the overall U.S. stock market, represented by the unmanaged S&P 500-stock Index, and with the Russell 2000 Stock Index, also unmanaged, which measures the performance of the smallest 2,000 stocks on the New York and American Stock Exchanges and the NASDAQ:


                                   Twelve Months   Six Months
                                   Through September 30, 1995
                                   --------------------------
   ALLIANCE QUASAR FUND
     Class A                           +30.73%        +25.83%
     Class B                           +29.78%        +25.37%
     Class C                           +29.87%        +25.29%

   S&P 500 INDEX                       +29.64%        +18.19%
   RUSSELL 2000                        +20.18%        +23.40%


The Fund's total returns are based on the net asset values of each class of shares as of September 30; additional investment results appear on page 3. Also provided on page 4 is a chart that shows the performance of a hypothetical $10,000 initial investment in Alliance Quasar Fund may increase in value over a ten-year period.

THE YEAR IN REVIEW
During the past year, the Fund benefited from a strong domestic equity market. The portfolio was invested to take advantage of the general rise in stock prices by staying fully invested in small capitalization stocks. The sectors of the market where we found the greatest reward versus risk characteristics were in technology, energy and consumer services. In these sectors we uncovered many companies whose valuations were modest compared to their growth rates. As of the end of the fiscal year, our estimated earnings growth for the companies held in Alliance Quasar Fund's portfolio was in excess of twice the market's growth for valuations that were slightly below those of the market. This is consistent with our investment philosophy of buying 'future' growth stocks at reasonable valuations.

Three of the Fund's larger investments are examples of this strategy. Nine West, at 4.3% of the portfolio, is currently the biggest position. Nine West has continued to grow internally while increasing its long-term growth rate by acquiring the shoe division of U.S. Shoe, Inc. Through an excellent management team and a proven strategy, we believe Nine West will continue to be a dominant category leader in the retailing area.

Hummingbird Communications represents another example of our investment philosophy. Hummingbird currently enjoys a 45% market share of an industry that is growing at more than 40% annually and has recently made an acquisition to enable it to compete in the Internet market. The company has excellent management, is well positioned for the future and is trading at a market multiple of about 20 times.

Another large position for the Fund is in Reading & Bates, which was increased during the reporting period. There is currently a supply/demand imbalance in deep-sea drilling rigs and we believe Reading & Bates is, and will be, one of the main beneficiaries of this situation.

MARKET ENVIRONMENT AND OUTLOOK
The market has benefited from 1995's modest growth and modest inflation economy. When economic growth follows such a path-neither too fast nor too slow-we often see better corporate profits and higher market valuations. As stock investors have accepted this scenario as opposed to a 'boom/bust' scenario, higher stock prices have followed.

Looking forward, we still have a positive outlook for the equity market and believe the U.S. economy continues to be characterized by moderate growth and moderate inflation. This environment is allowing most leading U.S. companies to show rising earnings and cash flow and improvements in their balance sheets. Continual cost cutting by corporations coupled with a somewhat weak dollar has placed the U.S. in a very competitive position in relation to Europe and Japan. We should mention that any change in Washington that demonstrates fiscal responsibility (through Social Security, Medicare, Medicaid or balanced budgets) would be viewed positively by the markets. Finally, while valuations have increased this year, we believe that considering current market conditions the Fund's investments are still relatively cheap.


1



                                                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

We continue to believe that Alliance Quasar Fund's strategy will provide superior relative investment results for long-term shareholders. We appreciate your continued investment in the Fund and look forward to reporting to you again in the coming months.

Sincerely,

Alden M. Stewart
President


2



INVESTMENT RESULTS                                   ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1995


CLASS A SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ---------------------------
 . One Year                        +30.73%        +25.15%
 . Five Years                      +15.57%        +14.57%
 . Ten Years                       +12.43%        +11.94%

CLASS B SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ---------------------------
 . One Year                        +29.78%        +25.78%
 . Five Years                      +12.61%        +12.61%
 . Since Inception*                +12.50%        +12.50%

CLASS C SHARES
 . One Year                        +29.87%
 . Since Inception*                +16.59%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 9/17/90, Class B; 5/3/93, Class C.


3



                                                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

ALLIANCE QUASAR FUND
GROWTH OF A $10,000 INVESTMENT:
9/30/85 TO 9/30/95


This chart illustrates the total value of an assumed investment in Alliance Quasar Fund Class A shares after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 2000 Stock Index is comprised of the smallest 2000 stocks on The New York and American stock exchanges and the NASDAQ.

The unmanaged Standard and Poor's 500-stock index includes 500 U.S. stocks. It is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance Quasar Fund to the two indices shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25% while no such charges are reflected in the performance of the indices.


4



TEN LARGEST HOLDINGS
SEPTEMBER 30, 1995                                   ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

COMPANY                                         VALUE     PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Nine West Group, Inc.                       $ 6,633,900            4.0%
Telephone and Data Systems, Inc.              5,825,400            3.5
Reading & Bates Corp.                         5,140,800            3.1
Healthwise of America, Inc.                   4,208,400            2.6
Informix Corp.                                4,088,500            2.5
United States Cellular Corp.                  4,044,200            2.5
Millicom International Cellular, S.A.         3,835,725            2.3
Community Health Systems, Inc.                3,734,688            2.3
Twentieth Century Industries, Inc.            3,619,275            2.2
Global Marine, Inc.                           3,559,650            2.2
                                            $44,690,538           27.2%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED SEPTEMBER 30, 1995

                                                       SHARES
PURCHASES                                        BOUGHT    HOLDINGS 9/30/95
-------------------------------------------------------------------------------
Alaska Air Group, Inc.                          180,300        180,300
Apria Healthcare Group, Inc.                     80,280         80,280
Bed Bath & Beyond, Inc.                          74,300         74,300
Healthwise of America, Inc.                     106,800        150,300
La Quinta Inns, Inc.                             57,200         57,200
Noble Drilling Corp.                            286,200        286,200
Telephone and Data Systems, Inc.                138,700        138,700
USA Waste Services, Inc.                        113,200        113,200
USAir Group, Inc.                               156,100        156,100
Xtra Corp                                        71,300         71,300


SALES                                             SOLD     HOLDINGS 9/30/95
-------------------------------------------------------------------------------
ADVO Systems, Inc.                              161,600             -0-
Abbey Healthcare Group, Inc.                     70,600             -0-
Coram Healthcare Corp.                          141,500             -0-
Cypress Semiconductor Corp.                      67,900             -0-
Global Marine, Inc.                             576,100        499,600
HFS, Inc.                                        75,100         46,200
Lotus Development Corp.                          74,200             -0-
National Health Labs Holdings, Inc.             301,900             -0-
PXRE Corp.                                       98,400         30,100
Tommy Hilfiger Corp.                            104,100             -0-


5



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995                                   ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-92.5%
CONSUMER PRODUCTS & SERVICES-28.8%
AIRLINES-5.7%
Alaska Air Group, Inc.*                         180,300     $2,817,187
America West Airlines, Inc.*                    103,200      1,599,600
Mesa Airlines, Inc.*                            145,800      1,485,338
Pittston Services Group                          65,100      1,765,837
USAir Group, Inc.*                              156,100      1,795,150
                                                             9,463,112

APPAREL-2.5%
Jones Apparel Group, Inc.*                       39,400      1,403,625
Nautica Enterprises, Inc.*                       78,375      2,684,344
                                                             4,087,969

BROADCASTING & CABLE-3.0%
Cablevision Systems Corp. Cl.A*                  23,700      1,413,112
CD Radio, Inc.*                                 119,400        485,063
Infinity Broadcasting Corp. Cl.A*                78,800      2,580,700
Valuevision International, Inc.*                 80,000        470,000
                                                             4,948,875

COSMETICS-1.1%
Jean Philippe Fragrances, Inc.*                 168,350      1,767,675

ENTERTAINMENT & LEISURE-1.0%
Heritage Media Corp.*                            55,000      1,656,875

REAL ESTATE-0.5%
Summit Properties, Inc.                          47,800        902,225

RESTAURANTS & LODGING-4.6%
HFS, Inc.*                                       46,200      2,419,725
Host Marriott Corp.*                            204,300      2,528,213
La Quinta Inns, Inc.                             57,200      1,601,600
Red Lion Hotels, Inc.*                           45,800        961,800
                                                             7,511,338

RETAILING-9.6%
Bed Bath & Beyond, Inc.*                         74,300      2,266,150
Corporate Express, Inc.*                         68,700      1,674,562
Industrie Natuzzi S.p.A. (ADR)(a)                78,700      2,803,687
Musicland Stores, Inc.*                         114,400        972,400
Nine West Group, Inc.*                          145,800      6,633,900
Staples, Inc.*                                   49,750      1,405,438
                                                            15,756,137

OTHER-0.8%
Robert Mondavi Corp. Cl.A*                       51,600      1,315,800
                                                            47,410,006

TECHNOLOGY-24.8%
COMMUNICATIONS EQUIPMENT-2.6%
Ascend Communications, Inc*                      10,800        864,000
Dionex Corp.*                                    33,000      1,724,250
Scientific-Atlanta, Inc.                         53,000        894,375
Stratacom, Inc.*                                 15,000        828,750
                                                             4,311,375

COMPUTER PERIPHERALS-2.8%
Komag, Inc.*                                     31,700      2,072,387
Lam Research Corp.*                              14,200        848,450
Quantum Corp.*                                   44,400        971,250
Read-Rite Corp.*                                 20,900        762,850
                                                             4,654,937

COMPUTER SOFTWARE & SERVICES-6.8%
Cadence Design Systems, Inc.*                    29,800      1,169,650
Checkfree Corp.*                                 13,100        262,000
Computer Management Sciences, Inc.*               3,400         57,800
Hummingbird Communications, Ltd.*                37,600      1,400,600
Informix Corp.*                                 125,800      4,088,500
Intersolv, Inc.*                                 60,100      1,209,512
Mentor Graphics Corp.*                           52,400      1,093,850


6



                                                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
Symantec Corp.*                                  45,800    $ 1,374,000
Wang Labs, Inc.*                                 31,700        503,238
                                                            11,159,150

ELECTRONICS-0.8%
Kemet Corp.*                                     37,400      1,280,950

TELECOMMUNICATIONS-11.8%
Adtran, Inc.*                                    22,100        767,975
Glenayre Technologies, Inc.*                     12,850        925,200
Millicom International Cellular, S.A.*          119,400      3,835,725
Ortel Corp.*                                     78,300      1,096,200
Telephone and Data Systems, Inc.                138,700      5,825,400
Tellabs, Inc.*                                   20,200        850,925
United States Cellular Corp.*                   110,800      4,044,200
Vanguard Cellular Systems, Inc. Cl.A*            81,200      2,080,750
                                                            19,426,375
                                                            40,832,787


HEALTH CARE-15.1%
BIOTECHNOLOGY-1.4%
Centocor, Inc.*                                  61,000        663,375
Cephalon, Inc.*                                  36,000        990,000
Medimmune, Inc.*                                 57,800        643,025
                                                             2,296,400

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-13.7%
Apria Healthcare Group, Inc.*                    80,280      1,986,930
Community Health Systems, Inc.*                  92,500      3,734,688
Healthwise of America, Inc.*                    150,300      4,208,400
Manor Care, Inc.                                 34,800      1,183,200
Medcath, Inc.*                                  107,600      1,990,600
Physician Reliance Network, Inc.*                91,400      3,381,800
Sun Healthcare Group, Inc.*                     225,400      2,902,025
Surgical Care Affiliates, Inc.                   90,300      2,099,475
Ventritex, Inc.*                                 54,600      1,173,900
                                                            22,661,018
                                                            24,957,418

ENERGY-11.9%
OIL & GAS SERVICES-10.3%
Arethusa, Ltd.                                  113,250      2,335,781
BJ Services Co.*                                 50,900      1,285,225
Global Marine, Inc.*                            499,600      3,559,650
Noble Drilling Corp.*                           286,200      2,218,050
Reading & Bates Corp.*                          428,400      5,140,800
Rowan Cos., Inc.*                               320,100      2,400,750
                                                            16,940,256

OTHER-1.6%
Diamond Shamrock, Inc.                          110,200      2,713,675
                                                            19,653,931

FINANCIAL SERVICES-6.4%
BANKS-1.1%
First USA, Inc.                                  32,600      1,768,550

INSURANCE-4.7%
National Re Corp.                                60,700      2,147,262
PXRE Corp.                                       30,100        820,225
Roosevelt Financial Group, Inc.                  65,500      1,154,438
Twentieth Century Industries, Inc.*             235,400      3,619,275
                                                             7,741,200

OTHER-0.6%
Union Acceptance Corp. Cl.A*                     53,100        995,625
                                                            10,505,375

BASIC INDUSTRIES-5.5%
ELECTRONICS-1.5%
AVX Corp.*                                       66,500      2,227,750
Zycon Corp.*                                     20,300        248,675
                                                             2,476,425


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                 ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
ENVIRONMENTAL CONTROL-1.3%
USA Waste Services, Inc.*                       113,200   $  2,207,400

MACHINERY-0.8%
JLG Industries, Inc.                             29,500      1,327,500

SURFACE TRANSPORTATION & SHIPPING-1.9%
Xtra Corp.                                       71,300      3,163,938
                                                             9,175,263

Total Common Stocks & Other Investments
  (cost $125,569,438)                                      152,534,780


                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)        VALUE
----------------------------------------------------------------------
CORPORATE BONDS-0.9%
COMMUNICATION & EQUIPMENT-0.9%
Intelcom Group, Inc.
  8.00%, 9/17/98(b)(c)
  (cost $1,673,559)                              $1,699     $1,456,386

SHORT-TERM DEBT SECURITIES-8.5%
Federal Home Loan Mortgage Corp.
  6.30%, 10/02/95
  (amortized cost $14,097,532)                   14,100     14,097,532

TOTAL INVESTMENTS-101.9%
  (cost $141,340,529)                                      168,088,698
Other assets less liabilities-(1.9%)                        (3,209,290)

NET ASSETS-100%                                           $164,879,408


*    Non-income producing security.
(a)  Country of origin-Italy.
(b)  Illiquid security, valued at fair value (see Notes A & F).
(c)  Interest on this bond is paid-in-kind.
     Glossary:
     ADR - American Depository Receipt.
     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995                                   ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $141,340,529)          $168,088,698
  Cash                                                                   24,438
  Receivable for investment securities sold                             318,075
  Receivable for capital stock sold                                      80,032
  Dividends and interest receivable                                      33,595
  Total assets                                                      168,544,838

LIABILITIES
  Payable for investment securities purchased                         1,692,671
  Payable for capital stock redeemed                                  1,343,956
  Advisory fee payable                                                  412,199
  Distribution fee payable                                               40,482
  Accrued expenses                                                      176,122
  Total liabilities                                                   3,665,430

NET ASSETS                                                         $164,879,408

COMPOSITION OF NET ASSETS
  Shares of capital stock, at par                                       $13,725
  Additional paid-in capital                                         96,201,509
  Accumulated net realized gain                                      41,916,370
  Net unrealized appreciation of investments                         26,747,804
                                                                   $164,879,408

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($146,663,499/
    6,071,212 shares of capital stock issued and outstanding)            $24.16
  Sales charge-4.25% of public offering price                              1.07
  Maximum offering price                                                 $25.23

  CLASS B SHARES
  Net asset value and offering price per share ($16,604,423/
    720,979 shares of capital stock issued and outstanding)              $23.03

  CLASS C SHARES
  Net asset value, redemption and offering price per share($1,611,486/
    69,926 shares of capital stock issued and outstanding)               $23.05


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1995                        ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $4,114)  $ 641,381
  Interest                                               525,071   $ 1,166,452

EXPENSES
  Advisory fee                                         1,503,752
  Distribution fee - Class A                             287,237
  Distribution fee - Class B                             134,166
  Distribution fee - Class C                              12,807
  Transfer agency                                        390,653
  Administrative                                         148,275
  Custodian                                              101,033
  Printing                                                88,152
  Audit and legal                                         87,054
  Registration                                            64,101
  Directors' fees                                         35,750
  Miscellaneous                                           40,212
  Total expenses                                                     2,893,192
  Net investment loss                                               (1,726,740)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                  34,342,023
  Net change in unrealized appreciation of investments               7,569,209
  Net gain on investments                                           41,911,232

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $40,184,492


See notes to financial statements.


10



STATEMENT OF CHANGES IN NET ASSETS                   ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                        1995          1994
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $ (1,726,740)  $ (2,438,629)
  Net realized gain on investments                   34,342,023     27,802,854
  Net change in unrealized appreciation
    of investments                                    7,569,209    (34,057,642)
  Net increase (decrease) in net assets
    from operations                                  40,184,492     (8,693,417)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                         (23,368,345)    (6,805,737)
    Class B                                          (2,216,109)      (534,138)
    Class C                                            (172,655)       (50,698)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (20,139,054)   (59,096,002)
  Total decrease                                     (5,711,671)   (75,179,992)

NET ASSETS
  Beginning of year                                 170,591,079    245,771,071
  End of year                                      $164,879,408   $170,591,079


See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995                                   ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Quasar Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

5. RECLASSIFICATION OF NET ASSETS
As the Fund may not utilize net investment losses in future periods for tax purposes, the Fund reclassified net investment losses of $1,726,740 to additional paid-in capital at September 30, 1995. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the 'Adviser'), an advisory fee at a quarterly rate equal to .25 of 1% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Adviser believes that the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No reimbursement was required for the year ended September 30, 1995. Pursuant to the advisory


12



                                                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

agreement, the Fund paid $148,275 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended September 30, 1995.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $291,350 for the year ended September 30, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $6,484 from the sales of Class A shares and $72,236 in contingent deferred sales charges imposed upon redemption by shareholders of Class B shares for the year ended September 30, 1995.

Brokerage commissions paid on securities transactions for the year ended September 30, 1995 amounted to $742,458, of which $9,305 was paid to affiliated brokers.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $764,753 and $159,240 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods, so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, (excluding short-term investments), aggregated $232,454,092 and $280,514,164, respectively, for the year ended September 30, 1995. At September 30, 1995, the cost of securities for federal income tax purposes was $141,700,353. Accordingly, gross unrealized appreciation of investments was $31,262,644 and gross unrealized depreciation of investments was $4,874,299, resulting in net unrealized appreciation of $26,388,345.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)            ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 150,000,000 shares of $.002 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 50,000,000 authorized shares. Transactions in capital stock were as follows:


                                  SHARES                      AMOUNT
                         ------------------------  ----------------------------
                         YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED
                           SEP. 30,     SEP. 30,       SEP. 30,      SEP. 30,
                             1995         1994           1995          1994
                         -----------  -----------  -------------  -------------
CLASS A
Shares sold               3,338,142    4,705,316   $ 67,549,983   $109,905,120
Shares issued in
  reinvestment of
  distributions           1,152,408      242,531     19,717,689      5,699,462
Shares redeemed          (5,282,536)  (7,451,665)  (108,851,637)  (174,329,735)
Net decrease               (791,986)  (2,503,818)  $(21,583,965)  $(58,725,153)

CLASS B
Shares sold               1,011,429      480,794   $ 19,591,440   $ 10,693,132
Shares issued in
  reinvestment of
  distributions             103,261       16,646      1,694,515        381,352
Shares redeemed          (1,027,961)    (565,891)   (20,017,278)   (12,697,287)
Net increase (decrease)      86,729      (68,451)  $  1,268,677   $ (1,622,803)

CLASS C
Shares sold                 207,104      199,009   $  4,321,456   $  4,482,922
Shares issued in
  reinvestment of
  distributions               8,223        1,676        135,017         38,404
Shares redeemed            (201,051)    (149,962)    (4,280,239)    (3,269,372)
Net increase                 14,276       50,723   $    176,234   $  1,251,954

_______________________________________________________________________________

NOTEF: ILLIQUID SECURITY

                                                 DATE
                                               ACQUIRED         COST
                                               --------     ----------
Intelcom Group, Inc., 8.00%, 9/17/98            9/16/93     $1,673,559


The security shown above is restricted as to sale and has been valued at fair value in accordance with the procedures described in Note A.

The value of this security at September 30, 1995 was $1,456,386 representing 0.9% of net assets.


14


FINANCIAL HIGHLIGHTS                                 ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                                       CLASS A
                                                            ------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                            ------------------------------------------------------------
                                                               1995          1994        1993        1992        1991
                                                            ------------  ----------  ----------  ----------  ----------
Net asset value, beginning of year                            $22.65        $24.43      $19.34      $21.27      $15.67

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                             (.22)(d)      (.60)       (.41)       (.24)       (.05)
Net realized and unrealized gain (loss) on investments          5.59          (.36)       6.38       (1.53)       5.71
Net increase (decrease) in net asset value from operations      5.37          (.96)       5.97       (1.77)       5.66

LESS: DISTRIBUTIONS
Dividends from net investment income                              -0-           -0-         -0-         -0-       (.06)
Distributions from net realized gains                          (3.86)         (.82)       (.88)       (.16)         -0-
Total dividends and distributions                              (3.86)         (.82)       (.88)       (.16)       (.06)
Net asset value, end of year                                  $24.16        $22.65      $24.43      $19.34      $21.27

TOTAL RETURN
Total investment return based on net asset value (a)           30.73%        (4.05)%     31.58%      (8.34)%     36.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                     $146,663      $155,470    $228,874    $252,140    $333,806
Ratio of expenses to average net assets                         1.83%         1.67%       1.65%       1.62%       1.64%
Ratio of net investment loss to average net assets             (1.06)%       (1.15)%     (1.00)%      (.89)%      (.22)%
Portfolio turnover rate                                          160%          110%        102%        128%        118%


See footnote summary on page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                                                                                      CLASS B
                                                            ------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                            ------------------------------------------------------------
                                                               1995          1994        1993        1992        1991
                                                            ------------  ----------  ----------  ----------  ----------
Net asset value, beginning of year                            $21.92        $23.88      $19.07      $21.14      $15.66

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                             (.37)(d)      (.53)       (.18)       (.39)       (.13)
Net realized and unrealized gain (loss) on investments          5.34          (.61)       5.87       (1.52)       5.67
Net increase (decrease) in net asset value from operations      4.97         (1.14)       5.69       (1.91)       5.54

LESS: DISTRIBUTIONS
Dividends from net investment income                              -0-           -0-         -0-         -0-       (.06)
Distributions from net realized gains                          (3.86)         (.82)       (.88)       (.16)         -0-
Total dividends and distributions                              (3.86)         (.82)       (.88)       (.16)       (.06)
Net asset value, end of year                                  $23.03        $21.92      $23.88      $19.07      $21.14

TOTAL RETURN
Total investment return based on net asset value (a)           29.78%        (4.92)%     30.53%      (9.05)%     35.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                      $16,604       $13,901     $16,779      $9,454      $7,346
Ratio of expenses to average net assets                         2.65%         2.50%       2.46%       2.42%       2.41%
Ratio of net investment loss to average net assets             (1.88)%       (1.98)%     (1.81)%     (1.67)%     (1.28)%
Portfolio turnover rate                                          160%          110%        102%        128%        118%

See footnote summary on page 17.


16



                                                     Alliance Quasar Fund, Inc.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                       CLASS C
                                            -----------------------------------
                                                                 MAY 3, 1993(B)
                                                                       TO
                                             YEAR ENDED SEP. 30,    SEP. 30,
                                              1995       1994         1993
                                            ----------  --------  -------------
Net asset value, beginning of period        $21.92      $23.88      $20.33

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                           (.37)(d)    (.36)       (.10)
Net realized and unrealized gain (loss)
  on investments                              5.36        (.78)       3.65
Net increase (decrease) in net asset
  value from operations                       4.99       (1.14)       3.55

LESS: DISTRIBUTIONS
Distributions from net realized gains        (3.86)       (.82)         -0-
Total distributions                          (3.86)       (.82)         -0-
Net asset value, end of period              $23.05      $21.92      $23.88

TOTAL RETURN
Total investment return based on
  net asset value (a)                        29.87%      (4.92)%     17.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)    $1,611      $1,220        $118
Ratio of expenses to average net assets       2.64%       2.48%       2.49%(c)
Ratio of net investment loss to
  average net assets                         (1.76)%     (1.96)%     (1.90)%(c)
Portfolio turnover rate                        160%        110%        102%


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for periods of less than one year is not annualized.

(b)  Commencement of distribution.

(c)  Annualized.

(d)  Based on average shares outstanding.


17


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                 ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE QUASAR FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Quasar Fund, Inc. (the 'Fund'), including the portfolio of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Quasar Fund, Inc. at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
November 3, 1995


18



                                                     ALLIANCE QUASAR FUND, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
HENRY UGARTE (1)

OFFICERS
ALDEN M. STEWART, PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
RANDALL E. HAASE, VICE PRESIDENT
TIMOTHY D. RICE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19



ALLIANCE QUASAR FUND, INC.
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

QSRAR